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EXHIBIT 10.52

                                 THIRD AMENDMENT
                                       TO
                  COLLABORATION RESEARCH AND LICENSE AGREEMENT

This Third Amendment ("Third Amendment") is entered into by and between ELI LILLY AND COMPANY, an Indiana corporation, having offices at Lilly Corporate Center, Indianapolis, Indiana 46285 ("Lilly"), and between AURORA BIOSCIENCES CORPORATION, a Delaware corporation having offices at 11010 Torreyana Road, San Diego, California 92121 ("Aurora") and is effective as of the last date that this Third Amendment is executed below.

WHEREAS, effective December 18, 1996, Lilly and Aurora entered into a Collaborative Research and License Agreement, a First Amendment thereto on July 2, 1997, and a Second Amendment thereto on December 12, 1997 (the "Agreement"); and

WHEREAS, Lilly and Aurora are obligated to develop in collaboration with one another the LILLYUHTSS under the Agreement;

WHEREAS, Lilly and Aurora desire to amend their obligations and rights under the Agreement with respect to the LILLYUHTSS;

WHEREAS, Lilly desires to license certain intellectual property rights Controlled by Aurora; and

NOW, THEREFORE, in consideration of the foregoing premises and of faithful performance of the covenants herein contained, the parties hereto agree as follows:

1. All definitions not specifically defined herein are defined in the Agreement.

2. Within *** days of the effective date of this Third Amendment, Lilly will pay to Aurora a nonrefundable, noncreditable payment of *** Dollars ($***), for designing, developing and manufacturing Module ***.

3. Lilly shall have no obligation to make further payments of any kind to Aurora with respect to the LILLYUHTSS or any portion thereof, except as provided in Section 2 of this Third Amendment. Lilly shall *** under
         Section 5.1.1 (iii) of the Agreement to use *** and *** the LILLYUHTSS for *** and ***.

4. Aurora shall have no further obligations whatsoever related to design, development, manufacture, support, validation or completion related to *** or any portion thereof. Aurora shall not have any obligations under Section *** of the Agreement to pay any payment related to the completion of the LILLYUHTSS. Aurora's obligations under Section *** of the Agreement are abrogated as of the effective date of this Third Amendment.


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5.       Lilly and Aurora may elect, by specific written agreement by both parties, to re-initiate the LILLYUHTSS development and delivery on conditions, terms and scheduling to be agreed upon at such time, in writing.

6. Sections 2.1 (including 2.1.1 (Project Management), 2.1.2 (Development and Delivery), 2.1.3 (Validation and Completion), 2.1.5 (Penalty),
         2.1.4 (Payments), and 2.1.6 (Most Favored Nations and Syndicate Limitations), 2.1.7 (Supply of Aurora Reporters), 2.1.8 (terms for Aurora Reporters), 4.1 (Service and Support), 11.3 (Termination Without Cause by Lilly), 11.4 (Partial Performance) and Exhibits 1.1 and 4.1 of the Agreement are hereby removed and shall have no force or effect.

7. Aurora will deliver to Lilly the VIPR in accordance with the terms set forth in Aurora invoice number ***, attached hereto as Exhibit ***.

8. Lilly will pay Aurora the following payments in consideration of the use of Aurora Reporter System Technology and Aurora Reporter System Patent Rights from December 18, *** through December 17, ***:

                  a) *** Dollars ($***) payable by ***;

                  b) ***  Dollars  ($***)  payable as follows  *** (i) *** or
                  (ii) *** of *** ($***) *** to be paid by *** and ***; and

                  c) *** Dollars  ($***)  payable as follows  *** (i) *** or
                  (ii) *** of *** Dollars  ($***) *** to be paid by *** and ***.

         Lilly *** licenses to Aurora Reporter System Technology and Aurora Reporter System Patent Rights on *** by providing Aurora with at least *** written notice of *** its *** for ***, and by payment of *** payment of *** Dollars ($***) to *** as a *** payment of *** Dollars ($***) and a *** payment of *** Dollars ($***).



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9.       So long as Lilly has made payments in accordance with Section 8 of this
         Third Amendment hereof, then, at Lilly's request, Aurora will use *** supply Aurora Reporters *** days after receipt of a written purchase order therefor, *** pertaining to the Aurora Reporter Systems as Lilly may require in order to use the Aurora Reporter Systems *** Lilly.
         Lilly will be charged for all supplies so delivered ***. Lilly will pay for all supplies so ordered within *** days after delivery to Lilly.

10. So long as Lilly satisfies its payment obligations under Section 8 of this Third Amendment for Aurora Reporters, Aurora *** Lilly to ***
         Exhibit 1.2 of the Agreement and developed by Aurora, for *** comparable to those *** by ***.

11. Exhibit 1.2 of the Agreement is replaced with the new Exhibit 1.2 attached *** and ***.

12.      Exhibit 5.1 of the Agreement is replaced with new Exhibit 5.1 attached,
         ***.

13. Each party hereby voluntarily and knowingly releases and forever discharges the other party, its Affiliates and their respective shareholders, officers, directors, employees, agents, successors and assigns, from any and all actions, causes of action, debts, sums of money, damages, judgments, obligations, claims and demands whatsoever, whether or not presently known, and whether or not presently capable of being known, *** of the Agreement.

14. The parties and each of them represent, warrant and agree that they have been fully advised by their respective attorneys regarding the contents of Section 1542 of the Civil Code of the State of California. Such Section 1542 reads as follows: "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially effected his settlement with the debtor." The parties *** and any similar *** claim *** herein.



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15.      Lilly and its Affiliates and Aurora and its Affiliates shall *** to ensure that their respective officers, directors, consultants and employees *** any *** Third Party *** party including, but not limited to, the *** other party.

16. Lilly and Aurora shall make reasonable efforts to agree promptly to the text of an Aurora Press Release (together with a "Q&A" document) announcing the substance of this amendment, subject to the terms in
         Section 8 of the Agreement.

17. The obligations of Lilly and Aurora set forth in Section *** of the Agreement shall no longer apply with respect to Aurora UHTSS Technology, Aurora UHTSS Patent Rights, Lilly UHTSS Technology, and Lilly UHTSS Patent Rights, but shall continue in all other respects.

18. The obligations of Lilly set forth in Section *** of the Agreement shall no longer apply with respect to Aurora UHTSS and Aurora UHTSS Patent Rights, but shall continue in all other respects.

19. The last sentence of Section 11.7.1 shall be deleted in its entirety and replaced with the following:

              "Except as otherwise expressly provided in this Agreement, the rights and obligations of the parties under Sections *** and *** shall *** further *** or *** upon *** except that the licenses granted under *** and *** of the LILLYUHTSS *** deemed ***."

20. Except as hereby amended, the parties confirm and ratify that the terms and conditions of the Agreement remain in full force and effect.

IN WITNESS WHEREOF, the parties, by duly authorized representatives, execute this Third Amendment to the Agreement

ELI LILLY AND COMPANY                            AURORA BIOSCIENCES CORPORATION



By: /s/ August M. Watanabe                      By: /s/ Stuart Collinson
   ------------------------------                  ---------------------------

Title: Executive Vice President                 Title: CEO & President
      ---------------------------                     ------------------------

Date: November 22, 1999                         Date: 11-17-99
     ----------------------------                    -------------------------


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                                   EXHIBIT 1.2

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                                   EXHIBIT 5.1





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                                  EXHIBIT TA-7





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